                           SUNAMERICA
                             THE RETIREMENT SPECIALIST



                               TAX MANAGED EQUITY FUND
                                    1999 ANNUAL REPORT




[LOGO]

--------------------------------------------------------------------------------
SUNAMERICA TAX MANAGED EQUITY FUND ANNUAL REPORT
DECEMBER 1, 1999

Dear Shareholders:

    We are pleased to present you with this first annual report for the SunAmerica Tax Managed Equity Fund. Since the Fund has not been in operation for a full twelve months, performance and portfolio activity is being reported for the life of the Fund from its commencement of operations on March 1, 1999 through October 31, 1999.

PERFORMANCE REVIEW
    SunAmerica Tax Managed Equity Fund seeks high total return while minimizing the effect of taxes on investors' returns. With strategic buy and sell decisions, only 9% portfolio turnover during the period, and other cutting-edge tax-management policies, adviser J.P. Morgan successfully kept its tax liability to a minimum. The Fund returned 9.20% during the eight month period, tracking the S&P 500's return of 10.98%. (Returns do not reflect the impact of sales charges.) Remember, the S&P 500 is an unmanaged index that does not incur fees and expenses, unlike an actively managed mutual fund.

    J.P. Morgan employed many techniques to meet its tax-efficiency goals. For example, the adviser sought to buy stocks with excellent fundamentals that it believed could be held for at least a year in order to benefit from long-term capital gains treatment when eventually sold. Many of the stocks currently in the portfolio are long-term holdings owned since the Fund's inception. In another move to minimize the taxes incurred by the Fund, J.P. Morgan strategically offset the gains of its top stocks by taking losses on certain holdings.

PORTFOLIO ACTIVITY
    J.P. Morgan also made some very strong buys during the period that performed quite well. These include Sun Microsystems, Texas Instruments, Allied Signal, Cisco Systems, and Union Pacific Corp.

    Three of these companies--Sun Microsystems, Texas Instruments and Cisco Systems--are technology companies, the sector that drove the equity market during the eight months since the Fund's inception. Rapid advances in new technologies, the growth of the Internet, and strong personal computer sales led to excellent earnings for established technology companies. Thus, J.P. Morgan's strategy was to focus on companies positioned to benefit from the expansion of the Internet, rather than picking the hot ".com" company of the week that seldom show revenues and earnings.

    The technology sector also buoyed several telecommunications and service stocks, as the world moves toward digital communications and the transport of data through increased bandwidth. Exodus Communications, a leading provider of Internet system network management solutions and technology professional services for enterprises with mission-critical Internet operations, positively contributed to portfolio performance. Exodus currently has 15 Internet Data Centers (IDCs) in the United States and Europe with plans for four additional IDCs and three international server hosting sites by the end of 1999, bringing the total number of Exodus sites to 22 worldwide.

    A few specific stock declines did impact Fund performance. Portfolio holding Waste Management had recently undergone a merger with USA Waste and faced unanticipated management transition problems. As for Mattel, even the sales of Barbie in an anniversary year were not enough to offset what the Adviser believes to be the temporary revenue shortfalls faced upon the company's purchase of the Learning Company. Philip Morris declined on fears of a negative outcome in pending litigation, but the company is still rewarding its investors with a hefty dividend yield.

MANAGER OUTLOOK
    Given the market's extended exceptional run and the rising interest rate environment, we believe it is difficult to forecast another period of superior equity returns. However, corporate earnings have come back to life, which is a particularly positive sign for stock valuations.

    What is perhaps most crucial to remember as we move into the year 2000 is that tax-aware investing is important in all market conditions and may help increase the after-tax returns you actually receive in both rising and declining equity markets. Paying attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains continues to set SunAmerica Tax Managed Equity Fund and its cutting-edge approach apart from most other traditionally-managed mutual funds that focus solely on pre-tax performance.

    We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President

SunAmerica Strategic Investment Series, Inc.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1999

                                                                TAX MANAGED
                                                                   EQUITY
                                                                    FUND
                                                                ------------
ASSETS:
Investments securities, at value*...........................    $76,578,649
Short-term securites*.......................................      3,062,000
Cash........................................................         39,783
Receivable for shares of beneficial interest sold...........      1,658,724
Receivable from investment adviser..........................         59,987
Interest and dividends receivable...........................         45,901
Prepaid expenses............................................         20,106
                                                                -----------
    Total assets............................................     81,465,150
                                                                -----------
LIABILITIES:
Payable for investments purchased...........................        756,234
Accrued expenses............................................        130,901
Investment advisory and management fees payable.............         52,323
Distribution and service maintenance fees payable...........         49,001
Payable for shares of beneficial interest redeemed..........          1,215
                                                                -----------
    Total liabilities.......................................        989,674
                                                                -----------
      Net assets............................................    $80,475,476
                                                                ===========
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001 par value.............    $       591
Paid-in capital.............................................     77,352,384
                                                                -----------
                                                                 77,352,975
Accumulated undistributed net investment loss...............         (1,592)
Accumulated undistributed net realized loss on
   investments..............................................       (910,439)
Net unrealized appreciation of investments..................      4,034,532
                                                                -----------
      Net assets............................................    $80,475,476
                                                                ===========
*Identified cost
Investment securities.......................................    $72,544,117
                                                                ===========
Short-term securities.......................................    $ 3,062,000
                                                                ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1999 -- (CONTINUED)

                                                                TAX MANAGED
                                                                   EQUITY
                                                                    FUND
                                                                ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $25,066,895
Shares of beneficial interest issued and outstanding........      1,835,974
Net asset value and redemption price per share..............    $     13.65
Maximum sales charge (5.75% of offering price)..............           0.83
                                                                -----------
Maximum offering price to public............................    $     14.48
                                                                ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $27,524,429
Shares of beneficial interest issued and outstanding........      2,026,103
Net asset value, offering and redemption price per share
  (excluding any applicable contingent deferred sales
  charge)...................................................    $     13.58
                                                                ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $27,884,152
Shares of beneficial interest issued and outstanding........      2,050,672
Net asset value and redemption price per share
  (excluding any applicable contigent deferred sales
  charge)...................................................    $     13.60
Maximum sales charge (1.00% of offering price)..............           0.14
                                                                -----------
Maximum offering price to public............................    $     13.74
                                                                ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE PERIOD MARCH 1, 1999* THROUGH OCTOBER 31,
1999

                                                                TAX MANAGED
                                                                  EQUITY
                                                                   FUND
                                                                -----------
INVESTMENT INCOME:
Income:
  Interest..................................................    $   53,668
  Dividends (net of withholding taxes of $8,921)............       366,474
                                                                ----------
    Total investment income.................................       420,142
                                                                ----------
Expenses:
  Investment advisory and management fees...................       257,412
  Distribution and service maintenance fees--Class A........        42,765
  Distribution and service maintenance fees--Class B........        90,071
  Distribution and service maintenance fees--Class II.......        90,581
  Organizational expenses...................................        57,995
  Custodian fees and expenses...............................        52,554
  Printing expense..........................................        36,450
  Transfer agent fees and expenses--Class A.................        30,977
  Transfer agent fees and expenses--Class B.................        25,836
  Transfer agent fees and expenses--Class II................        26,028
  Registration fees--Class A................................        29,825
  Registration fees--Class B................................        29,055
  Registration fees--Class II...............................        29,776
  Audit and tax consulting fees.............................        22,290
  Legal fees and expenses...................................        11,825
  Directors' fees and expenses..............................         3,517
  Miscellaneous expenses....................................         2,450
                                                                ----------
    Total expenses..........................................       839,407
    Less: expenses reimbursed by investment adviser.........      (282,219)
    Less: custody credits earned on cash balances...........          (649)
    Net expenses............................................       556,539
                                                                ----------
Net investment loss.........................................      (136,397)
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................      (910,439)
Net unrealized appreciation/depreciation on investments.....     4,034,532
                                                                ----------
Net realized and unrealized gain on investments.............     3,124,093
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $2,987,696
                                                                ==========

       * Commencement of Operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                  TAX MANAGED
                                                                  EQUITY FUND
                                                                ----------------
                                                                 FOR THE PERIOD
                                                                 MARCH 1, 1999*
                                                                    THROUGH
                                                                OCTOBER 31, 1999
                                                                ----------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................      $  (136,397)
  Net realized loss on investments..........................         (910,439)
  Net unrealized appreciation/depreciation of investments...        4,034,532
                                                                  -----------
Net increase in net assets resulting from operations........        2,987,696
                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................               --
  From net investment income (Class B)......................               --
  From net investment income (Class II).....................               --
  From net realized gains on investments (Class A)..........               --
  From net realized gains on investments (Class B)..........               --
  From net realized gains on investments (Class II).........               --
                                                                  -----------
Total dividends and distributions to shareholders...........               --
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 6)....................................       77,387,780
                                                                  -----------
TOTAL INCREASE IN NET ASSETS................................       80,375,476

NET ASSETS:
Beginning of period.........................................          100,000
                                                                  -----------
End of period [including undistributed net investment loss
   for October 31,1999 of ($1,592)].........................      $80,475,476
                                                                  ===========

       * Commencement of Operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                            TAX MANAGED EQUITY FUND

                                                   NET GAIN
                                                  ON INVEST-      TOTAL      DIVIDENDS   DISTRI-
                        NET ASSET                 MENTS (BOTH      FROM      FROM NET    BUTIONS               NET ASSET
                         VALUE,     NET INVEST-    REALIZED      INVEST-      INVEST-      FROM      TOTAL      VALUE,
        PERIOD          BEGINNING      MENT           AND          MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED           OF PERIOD     LOSS(1)     UNREALIZED)   OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
----------------------  ---------   -----------   -----------   ----------   ---------   --------   --------   ---------

                                                        CLASS A
3/01/99-
  10/31/99(3).........   $12.50       $   --          $1.15        $1.15       $  --      $  --      $  --      $13.65

                                                        CLASS B
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.14        $1.08       $  --      $  --      $  --      $13.58

                                                        CLASS II
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.16        $1.10       $  --      $  --      $  --      $13.60


                                                               RATIO OF NET
                                    NET ASSETS    RATIO OF      INVESTMENT
                                      END OF      EXPENSES         LOSS
        PERIOD            TOTAL       PERIOD     TO AVERAGE     TO AVERAGE    PORTFOLIO
        ENDED           RETURN(2)    (000'S)     NET ASSETS     NET ASSETS    TURNOVER
----------------------  ---------   ----------   -----------   ------------   ---------
                                                    CLASS A
3/01/99-
  10/31/99(3).........    9.20%       $25,067    1.45%(4)(5)   (0.02)%(4)(5)     9%
                                                    CLASS B
3/01/99-
  10/31/99(3).........    8.64%       $27,524    2.10%(4)(5)   (0.74)%(4)(5)     9%
                                                   CLASS II
3/01/99-
  10/31/99(3).........    8.80%       $27,884    2.10%(4)(5)   (0.75)%(4)(5)     9%

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/99
                                                                     --------
      Tax Managed Equity Class A.................................     1.07%
      Tax Managed Equity Class B.................................     0.84
      Tax Managed Equity Class II................................     0.83

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999

                                                     VALUE
        SECURITY DESCRIPTION            SHARES     (NOTE 2)

COMMON STOCK -- 95.2%
AEROSPACE & MILITARY TECHNOLOGY -- 1.9%
  Allied Signal, Inc................    26,300    $ 1,497,456
                                                  -----------
AUTOMOTIVE -- 0.9%
  Johnson Controls, Inc.............    12,200        741,150
                                                  -----------
BANKS -- 4.6%
  BankAmerica Corp..................    30,800      1,982,750
  U.S. Bancorp......................    45,800      1,697,462
                                                  -----------
                                                    3,680,212
                                                  -----------
BROADCASTING & MEDIA -- 2.7%
  AT&T Corp.-Liberty Media Group,
    Inc.+...........................    13,300        527,844
  Comcast Corp., Class A+...........    18,100        762,462
  News Corp. Ltd. ADR...............    28,800        853,200
                                                  -----------
                                                    2,143,506
                                                  -----------
CHEMICALS -- 1.4%
  Rohm & Haas Co....................    30,100      1,151,325
                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT -- 11.0%
  Cisco Systems, Inc.+..............    40,500      2,997,000
  EMC Corp.+........................    18,500      1,350,500
  International Business Machines
    Corp............................    18,400      1,810,100
  Sun Microsystems, Inc.+...........    25,700      2,719,381
                                                  -----------
                                                    8,876,981
                                                  -----------
CONGLOMERATE -- 5.1%
  Allegheny Teldyne, Inc............    27,600        419,175
  General Electric Co...............    12,500      1,694,531
  Tyco International Ltd............    50,500      2,016,844
                                                  -----------
                                                    4,130,550
                                                  -----------
DEPARTMENT STORES -- 2.5%
  Wal-Mart Stores, Inc..............    35,000      1,984,062
                                                  -----------
ELECTRONICS -- 4.6%
  Intel Corp........................    23,600      1,827,525
  Motorola, Inc.....................     4,000        389,750
  Texas Instruments, Inc............    16,300      1,462,925
                                                  -----------
                                                    3,680,200
                                                  -----------
ENERGY SOURCES -- 6.0%
  Exxon Corp........................    18,100      1,340,531
  Mobil Corp........................    16,900      1,630,850
  Royal Dutch Petroleum Co..........    19,000      1,138,812
  Tosco Corp........................    26,600        673,313
                                                  -----------
                                                    4,783,506
                                                  -----------
                                                     VALUE
        SECURITY DESCRIPTION            SHARES     (NOTE 2)

ENTERTAINMENT PRODUCTS -- 0.6%
  Mattel, Inc.......................    34,600    $   462,775
                                                  -----------
FINANCIAL SERVICES -- 8.6%
  Ambac Financial Group, Inc........    14,200        848,450
  Citigroup, Inc....................    18,400        995,900
  Federal National Mortgage
    Association Corp................     5,600        396,200
  First Union Corp..................    29,800      1,272,088
  Goldman Sachs Group, Inc..........     6,802        482,942
  KeyCorp...........................    24,500        684,469
  Washington Mutual, Inc............    26,600        955,938
  Wells Fargo Co....................    27,300      1,306,987
                                                  -----------
                                                    6,942,974
                                                  -----------
FOOD, BEVERAGE & TOBACCO -- 4.7%
  Coca-Cola Co......................    15,300        902,700
  PepsiCo, Inc......................    26,100        905,344
  Philip Morris Cos., Inc...........    36,800        926,900
  Seagram Co., Ltd..................    21,300      1,051,687
                                                  -----------
                                                    3,786,631
                                                  -----------
FOREST PRODUCTS -- 1.0%
  Temple-Inland, Inc................    13,600        790,500
                                                  -----------
HOTELS & CASINO -- 0.5%
  Starwood Hotels & Resorts
    Worldwide, Inc..................    17,400        399,113
                                                  -----------
HOUSEHOLD PRODUCTS -- 4.5%
  Gillette Co.......................    12,500        452,344
  Procter & Gamble Co...............    15,600      1,636,050
  Unilever NV.......................    10,417        694,684
  Warner-Lambert Co.................    10,500        838,031
                                                  -----------
                                                    3,621,109
                                                  -----------
INSURANCE -- 2.4%
  Marsh & McLennan Cos., Inc........    14,400      1,138,500
  UnumProvident Corp................    11,351        373,874
  XL Capital Ltd., Class A..........     8,000        429,500
                                                  -----------
                                                    1,941,874
                                                  -----------
INTERNET CONTENT -- 1.3%
  America Online, Inc.+.............     8,200      1,063,438
                                                  -----------
MACHINERY -- 1.0%
  Deere & Co........................    13,900        503,875
  Eaton Corp........................     4,200        316,050
                                                  -----------
                                                      819,925
                                                  -----------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                     VALUE
        SECURITY DESCRIPTION            SHARES     (NOTE 2)
COMMON STOCK -- (CONTINUED)
PHARMACEUTICALS -- 8.7%
  Abbott Laboratories, Inc..........     7,500    $   302,813
  American Home Products Corp.......    23,200      1,212,200
  Bristol-Myers Squibb Co...........    26,700      2,050,894
  Forest Laboratories, Inc.+........    12,400        568,850
  Lilly, Eli & Co.+.................    14,700      1,012,462
  Monsanto Co.......................    37,200      1,432,200
  Schering-Plough Corp..............     8,700        430,650
                                                  -----------
                                                    7,010,069
                                                  -----------
SOFTWARE -- 4.1%
  Microsoft Corp.+..................    35,300      3,267,456
                                                  -----------
SPECIALTY RETAIL -- 3.3%
  Dayton Hudson Corp................    16,100      1,040,462
  Gap, Inc..........................    20,200        749,925
  Home Depot, Inc...................     8,000        604,000
  Safeway, Inc.+....................     7,500        264,844
                                                  -----------
                                                    2,659,231
                                                  -----------
TELECOMMUNICATIONS -- 10.1%
  AT&T Corp.........................    10,250        479,187
  Bell Atlantic Corp................     7,900        513,006
  Exodus Communications, Inc........     6,400        550,400
  GTE Corp..........................    14,900      1,117,500
  Level 3 Communications, Inc.+.....     6,500        444,438
  Lucent Technologies, Inc..........    14,100        905,925
  MCI WorldCom, Inc.+...............    31,100      2,668,769
  SBC Communications, Inc...........    28,800      1,467,000
                                                  -----------
                                                    8,146,225
                                                  -----------

                                         SHARES/
                                     PRINCIPAL AMOUNT             VALUE
       SECURITY DESCRIPTION           (IN THOUSANDS)            (NOTE 2)

TRANSPORTATION -- 1.4%
  Union Pacific Corp...............          20,200      $             1,126,150
                                                         -----------------------
UTILITIES -- 2.3%
  Columbia Energy Group, Inc.......           6,600                      429,000
  Dominion Resources, Inc..........          12,100                      582,312
  PP&L Resources, Inc..............          12,300                      332,869
  Wisconsin Energy Corp............          23,600                      528,050
                                                         -----------------------
                                                                       1,872,231
                                                         -----------------------
TOTAL INVESTMENT SECURITIES -- 95.2%
  (cost $72,544,117).................................                 76,578,649
                                                         -----------------------
SHORT-TERM SECURITIES -- 3.8%
  Cayman Island Time Deposit with
    State Street Bank & Trust Co.
    4.00% due 11/01/99
    (cost $3,062,000)..............  $        3,062                    3,062,000
                                                         -----------------------
TOTAL INVESTMENTS --
  (cost $75,606,117)...............            99.0%                  79,640,649
Other assets less liabilities......             1.0                      834,827
                                     --------------      -----------------------
NET ASSETS --......................           100.0%     $            80,475,476
                                     ==============      =======================

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end, diversified management investment company organized as a Maryland corporation on December 16, 1998. It currently consists of one investment fund, the Tax Managed Equity Fund (the "Fund") which seeks high total return with a view towards minimizing the impact of capital gains taxes on investors' returns. The Fund is managed by SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers three classes of shares. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will
                              be subject to a contingent deferred sales
                              charge on redemptions made within two years
                              of purchase.
         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining
                              contingent deferred sales charge may be
                              imposed on redemptions made within six years
                              of purchase. Class B shares will convert
                              automatically to Class A shares on the first
                              business day of the month after seven years
                              from the issuance of such shares and at such
                              time will be subject to the lower
                              distribution fee applicable to Class A
                              shares.
         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that
   Class B shares and Class II shares are subject to higher distribution fee rates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

   NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. The Fund makes use of a pricing service in the determination of the net asset value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   The Fund issues and redeems shares, invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   For the period March 1, 1999 through October 31, 1999, the following reclassification arising from book/tax differences was primarily the result of reclassifications due to net operating losses.

                                                     ACCUMULATED     ACCUMULATED
                                                    UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                                    NET REALIZED    NET INVESTMENT       IN
                                                      GAIN/LOSS      INCOME/LOSS      CAPITAL
                                                    -------------   --------------   ----------
Tax Managed Equity Fund...........................      $     --        $134,805     $(134,805)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

   FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of the Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of the Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Fund to SAAMCo is computed daily and payable monthly, at an annual rate of 0.85% of the average daily net assets. For the period March 1, 1999 through October 31, 1999, SAAMCo earned fees in the amount stated on the Statement of Operations.

   J.P. Morgan Investment Management, Inc. acts as Adviser to the Fund pursuant to a subadvisory agreement with SAAMCo. Under the subadvisory agreement, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the Adviser's fees. The annual rate of fees payable by SunAmerica to the Adviser will be 0.45% of the Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter. The Adviser has agreed to waive fees in the amount of 0.05% of the Fund's average daily net assets on the first $200 million through December 31, 1999. For the period March 1, 1999 through October 31, 1999, SAAMCo paid fees in the amount of $121,105 to the Adviser.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

   For the period March 1, 1999 through October 31, 1999, SAAMCo has agreed to reimburse expenses as follows:


              Tax Managed Equity Fund Class A...........  $131,349
              Tax Managed Equity Fund Class B...........  75,489
              Tax Managed Equity Fund Class II .........  75,381

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

   The Corporation, on behalf of the Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. The Fund has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors have adopted distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class II shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities and for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee at an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period March 1, 1999 through October 31, 1999, SACS received fees (see Statement of Operations) based on the aforementioned rate.

   SACS receives sales charges on the Funds' Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Funds' Class B and Class II shares. SACS has advised the Fund that for the period March 1, 1999 through October 31, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                       CLASS A                        CLASS B                       CLASS II                       CLASS II
      ------------------------------------------   -------------   -------------------------------------------   -------------
                                                    CONTINGENT                                                    CONTINGENT
       SALES       AFFILIATED     NON-AFFILIATED     DEFERRED        SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
      CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES    CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
      --------   --------------   --------------   -------------   ---------   --------------   --------------   -------------
      $854,755      $509,061         $232,251         $10,344      $296,559       $151,987         $144,572         $2,111

   The Corporation, on behalf of the Fund, has entered into a service agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the service agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

   offers to the shareholders of the Fund. The service agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the period March 1, 1999 through October 31, 1999 the Fund incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                PAYABLE AT
                EXPENSES                     OCTOBER 31, 1999
      -----------------------------   ------------------------------
      CLASS A   CLASS B    CLASS II   CLASS A    CLASS B    CLASS II
      -------   --------   --------   --------   --------   --------
      $26,880   $19,815    $19,927     $4,249     $4,574     $4,719

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period March 1, 1999 through October 31, 1999 were as follows:

      Purchases (excluding U.S. government securities)............  $77,702,888
      Sales (excluding U.S. government securities)................   4,248,332
      Purchases of U.S. government securities.....................          --
      Sales of U.S. government securities.........................          --

NOTE 5. PORTFOLIO SECURITIES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

         Cost....................................  $75,606,128
                                                   ==========
         Appreciation............................  $6,879,095
         Depreciation............................  (2,844,574)
                                                   ----------
         Net unrealized appreciation.............  $4,034,521
                                                   ==========

   At October 31, 1999 the Tax Managed Equity Fund had a capital loss carryforward of $910,428 which were available to the extent provided in regulations and which will expire in 2007. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each series were as follows:

                                                        TAX MANAGED EQUITY FUND
                             ------------------------------------------------------------------------------
                                     CLASS A                    CLASS B                    CLASS II
                             ------------------------   ------------------------   ------------------------
                                  FOR THE PERIOD             FOR THE PERIOD             FOR THE PERIOD
                              MARCH 1, 1999* THROUGH     MARCH 1, 1999* THROUGH     MARCH 1, 1999* THROUGH
                                 OCTOBER 31, 1999           OCTOBER 31, 1999           OCTOBER 31, 1999
                             ------------------------   ------------------------   ------------------------
                              SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                             ---------   ------------   ---------   ------------   ---------   ------------
      Shares sold..........  3,854,550   $49,922,780    2,060,880   $27,669,284    2,098,012   $28,177,645
      Reinvested
        dividends..........         --            --           --            --           --            --
      Shares redeemed......  2,026,576    27,210,196       34,777       496,594       47,340       675,139
                             ---------   -----------    ---------   -----------    ---------   -----------
      Net increase.........  1,827,974   $22,712,584    2,026,103   $27,172,690    2,050,672   $27,502,506
                             =========   ===========    =========   ===========    =========   ===========

    * Commencement of Operations

NOTE 7. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of mutual funds may borrow up to $100,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

NOTE 8. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of October 31, 1999 the Fund had accrued $1,592 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the period March 1, 1999 through October 31, 1999 expensed $1,592, which is included in Directors' fees and expenses on the Statement of Operations.

SunAmerica Taxed Managed Equity
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Strategic Investment Series, Inc.-Tax Managed Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Strategic Investment Series, Inc.-Tax Managed Equity Fund (the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 1999 (Commencement of Operations) through October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
December 13, 1999

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX

                     TAX MANAGED EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           TAX MANAGED     TAX MANAGED      TAX MANAGED       S & P 500 INDEX
          Equity Class A  Equity Class B  Equity Class II  (dividends reinvested)
3/1/99             9,425          10,000            9,900                  10,000
3/31/99            9,840          10,440           10,336                  10,400
4/30/99           10,273          10,899           10,790                  10,802
5/31/99           10,040          10,637           10,545                  10,548
6/30/99           10,528          11,146           11,051                  11,133
7/31/99           10,154          10,748           10,656                  10,786
8/31/99           10,019          10,597           10,506                  10,732
9/30/99            9,711          10,262           10,182                  10,438
10/30/99          10,292          10,864           10,771                  11,098

SunAmerica Tax Managed Equity Fund seeks high total return while minimizing the effect of taxes on investors' returns. With strategic buy and sell decisions, only 9% portfolio turnover during the period, and other cutting-edge tax-management policies, adviser J.P. Morgan successfully kept its tax liability to a minimum. The Fund returned 9.20% during the eight month period, tracking the S&P 500's return of 10.98%. (Returns do not reflect the impact of sales charges.) Remember, the S&P 500 is an unmanaged index that does not incur fees and expenses, unlike an actively managed mutual fund.

                              CLASS A                CLASS B                CLASS II
                                     SEC                    SEC                    SEC
                        CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
     TAX MANAGED        TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
     EQUITY FUND        RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return               N/A        N/A         N/A        N/A         N/A        N/A
Since Inception*          9.20%      2.92%       8.64%      4.64%       8.80%      7.71%

        + Traditional returns do not include sales load.

        * Commencement of Operations - Class A: 3/01/99; Class B:
        3/01/99; Class II: 3/01/99

        For the period March 1, 1999 through October 31, 1999, Tax Managed Equity Fund Class A returned 9.20%, Class B returned 8.64% and Class II returned 8.80%, compared to 10.98% for the S&P 500 Index. (Past performance is no guarantee of future results.)

                                                           BULK RATE
                                                         U.S. POSTAGE
[LOGO]                                                       PAID
                                                        Kansas City, MO
                                                        Permit No. 2891
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204


Trustees
S. JAMES COPPERSMITH
SAMUEL M. EISENSTAT
STEPHEN J. GUTMAN
PETER A. HARBECK
SEBASTIANO STERPA

Officers
PETER A. HARBECK, PRESIDENT
J. STEVEN NEAMTZ, VICE PRESIDENT
ROBERT M. ZAKEM, SECRETARY
PETER C. SUTTON, TREASURER
PETER E. PISAPIA, ASSISTANT SECRETARY
ABBE P. STEIN, ASSISTANT SECRETARY
JOHN T. GENOY, ASSISTANT TREASURER
DONNA M. HANDEL, ASSISTANT TREASURER
CHERYL L. HAWTHORNE, ASSISTANT TREASURER

Investment Adviser
SUNAMERICA ASSET MANAGEMENT CORP.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Distributor
SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Shareholder Servicing Agent
SUNAMERICA FUND SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Custodian and Transfer Agent
STATE STREET BANK AND TRUST COMPANY
P.O. BOX 419572
KANSAS CITY, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

[LOGO]

TXANN-10/99